SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2003

TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

14731 Califa Street
Van Nuys, California	91411
(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

     99.1 Press release

Item 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the attached press release relating to the earnings of Trio-Tech International is being provided under “Item 12. Results of Operations and Financial Conditions.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO -TECH INTERNATIONAL (Registrant)

/s/ D ALE C. CHEESMAN

Dale C. Cheesman,
Corporate Secretary/Controller

Date: May 20, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release